UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
THE TIMBERLAND COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661
IMPORTANT ANNUAL STOCKHOLDERS MEETING INFORMATION — YOUR VOTE COUNTS!
Stockholder Meeting Notice
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Important Notice Regarding the Availability of Proxy Materials for The Timberland Company’s 2010 Annual Meeting of Stockholders to be Held on May 13, 2010
Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials, including our Proxy Statement, Annual Report to Stockholders and our Annual Report on Form 10-K, for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:
www.envisionreports.com/TBL
Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/TBL to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to vote and/or select delivery preferences.
Obtaining a Copy of the Proxy Materials — If you want to receive paper or e-mail copies of these documents, including the form of proxy card, you must request them. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 29,2010 to facilitate timely delivery. You will not receive a paper or email copy of these documents unless you request one in accordance with these instructions.
COY
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Stockholder Meeting Notice
The Timberland Company’s Annual Meeting of Stockholders will be held on May 13, 2010 at 200 Domain Drive, Stratham, NH 03885, at 9:00 a.m. Eastern Time.
Proposals to be voted on at the meeting are listed below along with the recommendations of the Board of Directors.
The Board of Directors recommends that you vote FOR the following proposals:
1. To fix the number of directors at eleven and to elect eleven directors.
2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.
3. To amend the Company’s 2007 Incentive Plan to increase the number of shares reserved for issuance from 4,000,000 to 8,000,000.
4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.
PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.
Directions to The Timberland Company’s Annual Meeting of Stockholders
From Massachusetts:
Route I-95 North to Exit 2 Exit 2 (toll) Follow signs for Route 101 West (you will bear right after tollbooth) Stay on Route 101 West until you see Exit 12 (Route 111) Take Exit 12 (Route 111) and bear right at end of ramp Proceed 200 yards after the ramp Turn left into Stratham Industrial Park Take second left (Domain Drive) Proceed to stop sign Take a left into the parking lot — Timberland will be on the right Enter the building through the front door and check in with security From Portsmouth, NH and Maine (I-95):
Follow Route I-95 South to Exit 2 Exit 2 (toll) Follow signs for Route 101 West (you will bear right after tollbooth) Stay on Route 101 West until you see Exit 12 (Route 111) Take Exit 12 (Route 111) and bear right at end of ramp Proceed 200 yards after the ramp Turn left into Stratham Industrial Park Take second left (Domain Drive) Proceed to stop sign Take a left into the parking lot — Timberland will be on the right Enter the building through the front door and check in with security
From Manchester, NH:
Stay on Route 101 until you see Exit 12 (Route 111) Take Exit 12 (Route 111) At bottom of exit turn left Go under the overpass Proceed 200 yards Turn left into Stratham Industrial Park Take second left (Domain Drive) Proceed to stop sign Take a left into the parking lot — Timberland will be on the right Enter the building through the front door and check in with security
From Portsmouth, NH and Maine (Route 1): Take Route 1 to the lights at the State Liquor Store intersection. You will see a Mobil gas station and an Irving Station Take Route 111 West at the intersection (right if you are coming South, left if coming North) Follow for approximately 3 miles to the Stratham Industrial Park Take a right into the park Take second left (Domain Drive) Proceed to stop sign Take a left into the parking lot — Timberland will be on the right Enter the building through the front door and check in with security
Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
Internet — Go to www.envisionreports.com/TBL. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.
Telephone — Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.
Email — Send email to investorvote@computershare.com with “Proxy Materials The Timberland Company” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 29,2010.
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